SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 14, 2002

Adolor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30039	31-1429198
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Pennsylvania Drive, Exton, PA	19341
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 595-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report on Form 8-K/A amends the report on Form 8-K/A filed on October 10, 2003. Included in this amendment are Item 8.01 and Item 9.01(d).

Item 8.01.    Other Events.

On April 15, 2002, Adolor Corporation, a Delaware Corporation (the “Company), announced that the Company entered into a Collaboration Agreement, dated as of April 14, 2002, between the Company and Glaxo Group Limited for the exclusive worldwide development and commercialization of Entereg® (alvimopan). The Collaboration Agreement, revised to include information previously redacted is attached to this Report as Exhibit 10.1

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits

10.1 Collaboration	Agreement, dated as of April 14, 2002, by and between the Company and Glaxo Group Limited *

99.1	Press release of the Company dated April 15, 2002**

*	Confidential Treatment granted
**	Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADOLOR CORPORATION

By:	/S/ MARTHA E. MANNING
Name:	Martha E. Manning
Title:	Senior Vice President, General Counsel and Secretary

Dated: December 22, 2005